Exhibit 99.1

Healthcare Trust, Inc. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE O NLY BY A PROSPECTUS. THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. AN INVESTMENT IN ARC HT II SHOULD BE MADE ONLY AFTER A CAREFUL REVIEW OF THE PROSPECTUS. No offering is made except by a prospectus filed w ith the Department of Law of the State of New York. Neither the Attorney - General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is u nla wful. All information contained in this material is qualified in its entirety by the terms of the current prospectus .

Risk Factors 2 Risk Factors Investing in our common stock involves a high degree of risk . You should purchase these securities only if you can afford a complete loss of your investment . See the section entitled “Risk Factors” in the prospectus for a discussion of the risks which should be considered in connection with your investment in our common stock . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the end of this presentation and the fund’s prospectus for a more complete list of risk factors, as well as a discussion of forward - looking statements and other offering details.

Healthcare Trust, Inc. 3 Healthcare Trust, Inc. (including, as required by context, Healthcare Trust Operating Partnership, LP and its subsidiaries, the "Company"), formerly known as American Realty Capital Healthcare Trust II, Inc., invests in seniors housing and health care real estate in the United States for investment purposes.

Portfolio Snapshot 4 ASSETS Medical Office Buildings 74 Seniors Housing 48 Post - Acute Care 20 Hospitals 4 Land 2 Development 1 Occupancy Avg. Lease Term Avg. Property Age On - Campus MOBs Affiliated MOBs 89% 8.6 Years 15 Years 19 of 74 59 of 74 149 Assets $2.02 Billion Invested 7.3 Million Square Feet *Based on 2015 forecast

Balance Sheet 5 Amounts in thousands Q3 2015 Q2 2015 Q1 2015 Q4 2014 Assets Real estate investments at cost Land $163,381 $143,515 $129,353 $113,461 Buildings, fixtures and improvements 1,622,718 1,553,100 1,465,190 1,362,387 Construction In Progress 17,977 Acquired intangible lease assets 216,538 211,291 201,002 186,849 Total real estate investments at cost 2,020,614 1,907,906 1,795,545 1,662,697 Less: accumulated depreciation and amortization (122,834) (91,622) (60,852) (30,947) Total real estate investments, net 1,897,780 1,816,284 1,734,693 1,631,750 Cash and cash equivalents 47,751 109,489 98,658 182,617 Other assets 48,736 56,586 42,473 43,343 Total assets $1,994,267 $1,982,359 $1,875,824 $1,857,710 Liabilities and Equity Mortgage notes payable $98,150 $100,305 $97,036 $65,786 Line of credit 185,000 135,000 Accounts payable, accrued expenses and other liabilities 72,780 70,848 69,807 59,747 Total liabilities 355,930 306,153 166,843 125,533 Common stock 858 852 845 837 Additional paid - in capital 1,899,908 1,884,493 1,867,696 1,850,169 Accumulated other comprehensive income (loss) (44) 133 508 463 Accumulated earnings (deficit) (272,285) (219,431) (169,978) (129,406) Total stockholders' equity 1,628,437 1,666,047 1,699,071 1,722,063 Non - controlling interest 9,900 10,159 9,910 10,114 Total equity 1,638,337 1,676,206 1,708,981 1,732,177 Total liabilities and equity $1,994,267 $1,982,359 $1,875,824 $1,857,710

Key Initiatives 6 • Execute closings on current committed pipeline ; $ 335 million • Access additional secured debt sources ; increase leverage to 50% • Deploy additional capital into new investments ; increase assets to “ $ 3 . 0 billion • Actively manage assets to maximize cash flow • Continue to evaluate liquidity options for HTI • Establish NAV in compliance with FINRA 15 - 02 As of 11/20/15

Investing in Healthcare: Why Now? Rising Demand Due to Aging Demographics Affordable Care Act Fosters Increased Access to Healthcare; Rise in Demand Significant Growth in Healthcare Industry & Employment Deeply Fragmented Industry: Less than 10% REIT Owned² [1] “National Expenditure Projections 2012 - 2022 Table 2: National Health Expenditure Amounts with the Impacts of the Affordable Care Act, and Annual Percent Change by Type of Expenditure: Calendar Years 2006 - 2022. Centers for Medicare & Medicaid Services, Office of the Actuary. [2] NAREIT ‘ REITWatch ’ July 2014. Annual Returns for the FTSE NAREIT US Real Estate Index Series Table. Data as of June 30, 2014. Healthcare is a $2.8 trillion industry projected to grow to over $5 trillion by 2022¹

Healthcare Market Opportunity 8 Healthcare Landscape Hospital - Based Outpatient $42B Medical Office $250B Seniors Housing $300B Inpatient Rehab Facility $15B Skilled Nursing $100B LTAC Hospitals $18B Hospitals $317B Hospital - Based Outpatient $42B Physician Clinics $203B Medical Office $250B Residential Care Outpatient Care Recovery & Rehabilitation Acute Care Service Intensity (Acuity ) Source: Sg2 and Stifel Nicolaus (presented in the Healthcare Realty Trust investor presentation, February 2013). Care Setting

Exit Strategies 9 Status Quo Continue as Non - listed REIT Continue paying dividends to shareowners in current structure and evaluate options in future Joint Venture Bring in Investor Bring in an institutional or other strategic investor Go Public Listing Publically list without concurrent capital raise IPO Raise IPO equity concurrently with public listing Sale Sale for Cash and/or Stock Sale to traded REIT or other third party for cash or stock/cash consideration Strategic Alternative Action / Opportunity

Experienced Management 10 Randy Read | Non - Executive Chairman Mr. Read has been President and CEO of Nevada Strategic Credit Investments LLC since 2009. 2007 - 2009 he served with Greenspun Corporation as Executive Director and President. Mr. Read has previously served on a number of public and private company boards. He has an MBA in Finance from the Wharton Graduate School of the University of Pennsylvania and a BS from Tulane University. Thomas D’Arcy | President & Chief Executive Officer Mr. D’Arcy, Chief Executive Officer, has over 30 years of executive experience, specifically in commercial real estate and healthcare. He has served as CEO/Chairman of four publically - traded companies Ed Lange | Chief Financial Officer & Chief Operating Officer Edward F. Lange, Jr., is the company's CFO and COO with 30 years of executive experience in healthcare and residential real estate. Has served as CFO, COO and CEO with publically - owned and private enterprises Todd Jensen | Chief Investment Officer Mr. Jensen currently serves as Chief Investment Officer of ARC Healthcare Trust. He has over 25 years of executive experience in the healthcare space; senior leadership roles with acquisition and development companies and venture platforms

Risk Factors 11 Our potential risks and uncertainties are presented in the section entitled "Item 1A. Risk Factors," disclosed in our Annual Report on Form 10 - K for the year ended December 31, 2014. The following additional risk factors should be considered regarding our potential risks and uncertainties : Distributions paid from sources other than our cash flows from operations result in us having fewer funds available for the acquisition of properties and other real estate - related investments and may dilute our stockholders' interests in us, which may adversely affect our ability to fund future distributions with cash flows from operations and may adversely affect our stockholders' overall return . Our cash flows provided by operations were $56.4 million for the nine months ended September 30, 2015. During the nine months ended September 30, 2015, we paid distributions of $108.7 million, of which $49.2 million, or 45.3%, was funded from cash flows from operations, $52.9 million, or 48.7%, was funded from proceeds received from our DRIP, $1.8 million, or 1.6%, was funded from financings and $4.8 million, or 4.4% was funded from the sale of investment securities. During the nine months ended September 30, 2015, cash flow from operations included an increase in accounts payable and accrued expenses of $7.0 million, as reflected on the statement of cash flows. Accordingly, if these accounts payable and accrued expenses had been paid during the nine months ended September 30, 2015, there would have been $7.0 million less in cash flow from operations available to pay distributions . We may not generate sufficient cash flows from operations to pay future distributions. Moreover, our board of directors may change our distribution policy, in its sole discretion, at any time. In accordance with our organizational documents and Maryland law, we may not make distributions that would: (1) cause us to be unable to pay our debts as they become due in the usual course of business; (2) cause our total assets to be less than the sum of our total liabilities plus senior liquidation preferences, if any; or (3) jeopardize our ability to continue to qualify as a REIT . Funding distributions from borrowings could restrict the amount we can borrow for investments, which may affect our profitability. Funding distributions with the sale of assets may affect our ability to generate additional operating cash flo ws. Funding distributions from the sale of additional securities could dilute each stockholder's interest in us if we sell shares of our common stock or securities that are convertible or exercisable into shares of our common stock to third - party investors. Payment of distributions from the mentioned sources could restrict our ability to generate sufficient cash flows from operati ons , affect our profitability or affect the distributions payable to stockholders upon a liquidity event, any or all of which may hav e an adverse effect on an investment in our shares.

Forward Looking Statements 12 The following are some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward - looking statements : • Certain of our executive officers and directors are also officers, managers and/or holders of a direct or indirect controlling interest in our Advisor, our dealer manager, Realty Capital Securities, LLC (the "Dealer Manager") and other entities affiliated with the parent of our sponsor, AR Capital, LLC ("ARC"). As a result, certain of our executive officers and directors, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us and other investment programs advised by affiliates of ARC and conflicts in allocating time among these investment programs and us. These conflicts could result in unanticipated actions. • Because investment opportunities that are suitable for us may also be suitable for other investment programs advised by affiliates of ARC, our Advisor and its affiliates face conflicts of interest relating to the purchase of properties and other investments and such conflicts may not be resolved in our favor, meaning that we could invest in less attractive assets, which could reduce the investment return to our stockholders. • Although we intend to list our shares of common stock on a national stock exchange when we believe market conditions are favorable to do so, there is no assurance that our shares of common stock will be listed. No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • We focus on acquiring a diversified portfolio of healthcare - related assets located in the United States and are subject to risks inherent in concentrating investments in the healthcare industry. • If we lose or are unable to obtain qualified personnel, our ability to implement our investment strategies could be delayed or hindered, which could adversely affect our results of operations. • The healthcare industry is heavily regulated, and new laws or regulations, changes to existing laws or regulations, loss of licensure or failure to obtain licensure could result in the inability of tenants to make lease payments to us. • We are depending on our Advisor to select investments and conduct our operations. Adverse changes in the financial condition of our Advisor or our relationship with our Advisor could adversely affect us. • We may be unable to pay distributions with cash flows from operations, or maintain cash distributions or increase distributions over time .

Forward Looking Statements (cont’d) 13 • We are obligated to pay fees, which may be substantial, to our Advisor and its affiliates. • We depend on tenants for our revenue and, accordingly, our revenue is dependent upon the success and economic viability of our tenants. • We may not be able to achieve our rental rate objectives on new and renewal leases and our expenses could be greater, which may impact our results of operations . Increases in interest rates could increase the amount of our debt payments and limit our ability to pay distributions. • We are permitted to pay distributions of unlimited amounts from any source. There are no established limits on the amount of borrowings that we may use to fund distribution payments, except in accordance with our organizational documents and Maryland law. • Any distributions, especially those not covered by our cash flows from operations, may reduce the amount of capital we ultimately invest in properties and other permitted investments and negatively impact the value of our stockholders' investment. • We have not and may not in the future generate cash flows sufficient to pay our distributions to stockholders and, as such, we may be forced to source distributions from borrowings, which may be at unfavorable rates, or depend on our Advisor or our property manager, Healthcare Trust Properties, LLC (the "Property Manager"), formerly known as American Realty Capital Healthcare II Properties, LLC, to waive fees or reimbursement of certain expenses and fees to fund our operations. There is no assurance these entities will waive such amounts. We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time. • We are subject to risks associated with changes in general economic, business and political conditions including the possibility of intensified international hostilities, acts of terrorism, and changes in conditions of United States or international lending, capital and financing markets. • We may fail to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes ("REIT"), which would result in higher taxes, may adversely affect our operations and would reduce the value of an investment in our common stock and the cash available for distributions. • We may be deemed to be an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and thus subject to regulation under the Investment Company Act.

▪ For account information, including balances and the status of submitted paperwork, please call us at (844) 276 - 1077 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.americanrealtycap.com